                    CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                                   _________

                                    FORM 8-K

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   _________


                                 CURRENT REPORT
                                 --------------

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

                        Date of Event: September 15, 2008
                        (date of earliest event reported)

                               US MICROBICS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

                                    COLORADO
         (State or other jurisdiction of incorporation or organization)
         --------------------------------------------------------------

                                   _________

          0-14213                                        84-0990371
          -------                                        ----------
 (Commission File Number)                   (IRS Employer Identification Number)

                    6451-C El Camino Real, Carlsbad, CA 92009
                    (Address of principal executive offices)

                                 (760) 918-1860
                                 --------------
              (Registrant's telephone number, including area code)

================================================================================

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ITEM 8.01 OTHER EVENTS

On September 16, 2008, the Company entered into a Stock Sale and Purchase Agreement with its Director, President and CEO, Robert C. Brehm and its Director and CFO, Conrad Nagel, whereby the Company agreed to sell to Brehm and Nagel, its stock holdings in a wholly-owned private subsidiary, Green Mountain Capital Group, Inc., (a Nevada Corporation) for a purchase price of $10,000. The stock was exchanged for amounts owing to Brehm and Nagel. Green Mountain Capital Group, Inc., has no net assets as liabilities are equal to assets.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are included as part of this report:

 EXHIBIT NO.             DESCRIPTION
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         None









                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 19th day of September, 2008.

 US Microbics, Inc.

  /s/ Robert C Brehm
------------------------------
Robert C. Brehm, President
CEO, Director